Exhibit 10.5

September 14, 2005

KeyBank National Association, as Lender and Agent

127 Public Square

Cleveland, Ohio 44114-1306

Attention: Real Estate - Capital Services

KeyBank National Association, as Lender and Agent

1200 Abernathy Road, N.E.

Suite 1550

Atlanta, Georgia  30328

Attn:  Dan Stegemoeller

Re:                             Secured Revolving Loan (the “Secured Revolving Loan”) from KeyBank National Association (“KeyBank”), both individually and as Agent for various lenders (collectively, “Secured Revolver Lender”), to AmeriVest Properties Inc., a Maryland corporation (“Borrower”); and Unsecured Revolving Loan (the “Unsecured Revolving Loan”) from KeyBank, both individually and as Agent for various lenders (collectively, “Unsecured Revolver Lender”), to Borrower

Ladies and Gentlemen:

Pursuant to Sections 8.4(c) of the Loan Agreement, as amended, for the referenced Secured Revolving Loan and the Loan Agreement, as amended, for the referenced Unsecured Revolving Loan, attached is the Plan of Transfer referenced in Paragraph 2(k) of the Fifth Amendment to Revolving Credit Agreement for the Secured Revolving Loan and referenced in Paragraph 2(m) of the Second Amendment to the Amended and Restated Unsecured Revolving Credit Agreement.  The amounts set forth under the heading “Sales Price” in the Plan of Transfer shall also be the minimum gross sales price for each asset for purposes of Section 8.12 of the Loan Agreement, as amended, for the Unsecured Revolving Loan.

Please sign and return a copy of this letter to the undersigned to indicate your receipt of the Plan of Transfers.

AMERIVEST PROPERTIES INC.,
a Maryland corporation

By:	/s/ Charles K. Knight
Name:	Charles K. Knight
Title:	President and CEO

****The confidential portion of this Agreement has been omitted and filed separately with the Securities and Exchange Commission

Received this day of September, 2005:

KEYBANK NATIONAL ASSOCIATION,
a national banking association, as Lender and Agent

By:	/s/ Daniel P. Stegemoeller
Name:	Daniel P. Stegemoeller
Title:	Vice President

Plan of Transfer

Asset	Location	Sales Price

[****[	[****]	[****]

****The confidential portion of this Agreement has been omitted and filed separately with the Securities and Exchange Commission